         As filed with the Securities and Exchange Commission on October 6, 1999
                                                    Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         MAXIM INTEGRATED PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

           California                                             77-00246
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              120 San Gabriel Drive
                           Sunnyvale, California 94086
           (Address of Principal Executive Office Including Zip Code)

                         MAXIM INTEGRATED PRODUCTS, INC.
             SUPPLEMENTAL NONEMPLOYEE STOCK OPTION PLAN, AS AMENDED
                 1987 SUPPLEMENTAL STOCK OPTION PLAN, AS AMENDED
             1988 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN, AS AMENDED
                      1996 STOCK INCENTIVE PLAN, AS AMENDED
               1987 EMPLOYEE STOCK PARTICIPATION PLAN, AS AMENDED
                           (Full titles of the plans)

                            Anthony C. Gilbert, Esq.
                         Maxim Integrated Products, Inc.
                              120 San Gabriel Drive
                           Sunnyvale, California 94086
                     (Name and address of agent for service)

                                 (408) 737-7600
          (Telephone number, including area code, of agent for service)

------------------------------------------------------------------------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------
                                                                             Proposed maximum
                                                       Proposed maximum     aggregate offering
  Title of securities to be        Amount to be       offering price per        price                  Amount of
         registered                 registered            share (1)                                 registration fee
------------------------------------------------------------------------------------------------------------------------
Common Stock subject to             27,129,975            $22.840939           $619,674,104           $172,269.00
options under the Maxim
Integrated Products, Inc.
Stock Option Plans

Common Stock issuable                1,700,025            $64.757813           $110,089,901           $ 30,605.00
under the Maxim Integrated
Products, Inc. Stock
Option Plans

Total                               28,830,000                                 $729,764,005           $202,874.00
------------------------------------------------------------------------------------------------------------------------

(1) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended. The price of $22.840939 per share represents the weighted average exercise price of the 27,129,975 shares of Common Stock subject to options under the Maxim Integrated Products, Inc. Plans. The price of $64.757813 per share represents the average of the high and low price per share of Common Stock issuable under the Maxim Integrated Products, Inc. Plans, as reported on the Nasdaq National Market on October 1, 1999.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     There are hereby incorporated by reference in this Registration Statement the following documents and information previously filed with the Securities and Exchange Commission (the "Commission"):

     1. The contents of the Registrant's Registration Statements on Form S-8, Commission File No. 33-54026, No. 33-72186, and No. 33-57849 including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

     2. The Registrant's Annual Report on Form 10-K for the fiscal year ended June 26, 1999, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.    Exhibits.

      Exhibit
      Number      Description
      -------     -----------

      4.1*        Restated Certificate of Incorporation of the Registrant as filed with the Delaware Secretary of State on September 21, 1995

      4.2**       Amendment to Restated Certificate of Incorporation of the Company as
                  filed with the Delaware Secretary of State on December 3, 1997

      4.3***      Amended and Restated Bylaws of the Company, as amended to date

      5.1         Opinion of Morrison & Foerster LLP

      23.1        Consent of Counsel (included in Exhibit 5.1)

      23.2        Consent of Ernst & Young LLP, Independent Auditors

      25.1        Power of Attorney (included on the signature page).

* Incorporated by Reference to the Company's Annual Report on Form 10-K for the year ended June 30, 1995.

** Incorporated by Reference to the Company's Annual Report on Form 10-K for the year ended June 30, 1998.

*** Incorporated by Reference to the Company's Annual Report on Form 10-K for the year ended June 30, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Maxim Integrated Products, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on October 5, 1999.

                                      MAXIM INTEGRATED PRODUCTS, INC.

                                      By: /s/ John F. Gifford
                                          ---------------------------
                                          John F. Gifford
                                          President, Chief Executive Officer and
                                          Chairman of the Board

                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints John F. Gifford and Anthony C. Gilbert, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming anything the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                              Capacity                      Date
---------                              --------                      ----
/s/   John F. Gifford                  President, Chief Executive    October 5, 1999
-----------------------------------
      John F. Gifford                  Officer and Chairman of the
                                       Board (Principal Executive
                                       Officer)

/s/   Carl W. Jasper                   Vice President and            October 5, 1999
-----------------------------------    Chief Financial Officer
      Carl W. Jasper                   (Principal Financial and
                                       Accounting Officer)

/s/   James R. Bergman                 Director                      October 5, 1999
-----------------------------------
      James R. Bergman


/s/   B. Kipling Hagopian              Director                      October 5, 1999
-----------------------------------
      B. Kipling Hagopian


/s/   A.R. Frank Wazzan                Director                      October 5, 1999
-----------------------------------
      A.R. Frank Wazzan

                                       3

                                INDEX TO EXHIBITS

      Exhibit
      Number      Description
      -------     -----------

      4.1*        Restated Certificate of Incorporation of the Registrant as filed with the Delaware Secretary of State on September 21, 1995

      4.2**       Amendment to Restated Certificate of Incorporation of the Company as
                  filed with the Delaware Secretary of State on December 3, 1997

      4.3***      Amended and Restated Bylaws of the Company, as amended to date

      5.1         Opinion of Morrison & Foerster LLP

      23.1        Consent of Counsel (included in Exhibit 5.1)

      23.2        Consent of Ernst & Young LLP, Independent Auditors

      25.1        Power of Attorney (included on the signature page).

* Incorporated by Reference to the Company's Annual Report on Form 10-K for the year ended June 30, 1995.

** Incorporated by Reference to the Company's Annual Report on Form 10-K for the year ended June 30, 1998.

*** Incorporated by Reference to the Company's Annual Report on Form 10-K for the year ended June 30, 1997.


                                       4